UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 22, 2023

CATALYST PHARMACEUTICALS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-33057	76-0837053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 Alhambra Circle Suite 801 Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 420-3200

Not Applicable

Former Name or Former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Exchange on Which Registered	Ticker Symbol
Common Stock, par value $0.001 per share	NASDAQ Capital Market	CPRX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Company’s 2023 Annual Meeting of Stockholders held on August 22, 2023 (“Annual Meeting”), Patrick J. McEnany, Richard J. Daly, Donald A. Denkhaus, Molly Harper, Charles B. O’Keeffe, Tamar Thompson, and David S. Tierney were elected to the Company’s Board of Directors (“Board”) to serve until the 2024 Annual Meeting of Stockholders or until their successor is duly elected and qualified, or until their earlier death, resignation or removal.

As previously announced, Philip H. Coelho, an independent member of the Board, did not stand for re-election at the Annual Meeting. Mr. Coelho had been a member of the Board since October 2002. His decision to retire from the Board was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07	Submission of Matters to a Vote of Security Holders

The final voting results on the matters considered at the Annual Meeting were as follows:

1.	Election of Directors:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes

Patrick J. McEnany	74,672,480	1,183,192	102,149	12,395,336
Richard J. Daly	75,023,592	828,218	106,011	12,395,336
Donald A. Denkhaus	74,450,695	1,229,833	277,293	12,395,336
Molly Harper	74,886,349	795,997	275,475	12,395,336
Charles B. O’Keeffe	74,257,213	1,421,102	279,506	12,395,336
Tamar Thompson	75,486,875	193,861	277,085	12,395,336
David S. Tierney	60,628,318	15,052,826	276,677	12,395,336

2.	Approval of an amendment to our 2018 Stock Incentive Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
73,160,219	2,659,621	137,981	12,395,336

3.	Approval, on an advisory basis, of 2022 compensation of our named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
72,610,991	2,909,780	437,050	12,395,336

4.	Ratification of the selection of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Votes For	Votes Against	Votes Abstained
87,621,416	277,620	454,121

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceuticals, Inc.

By:	/s/ Alicia Grande
Alicia Grande
Vice President, Treasurer and CFO

Dated: August 25, 2023

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